Exhibit 10.1

AMENDMENT NO. 3 dated as of August 12, 2013 (this “Amendment”), to the CREDIT AGREEMENT dated as of July 25, 2007, as amended and restated as of November 5, 2010, and February 2, 2012, as further amended as of August 3, 2012, and as of November 27, 2012 (as heretofore amended, supplemented, amended and restated or otherwise modified, the “Credit Agreement”), among CHS/COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (the “Borrower”), COMMUNITY HEALTH SYSTEMS, INC., a Delaware corporation (“Parent”), the lenders party thereto (the “Lenders”) and CREDIT SUISSE AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders.

PRELIMINARY STATEMENT

A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

B. The Borrower, Parent and the Required Lenders desire that certain provisions of the Credit Agreement be amended as provided herein.

C. Parent, the Borrower and the Subsidiary Guarantors are party to one or more of the Security Documents, pursuant to which, among other things, Parent and the Subsidiary Guarantors Guaranteed the Obligations of the Borrower under the Credit Agreement and provided security therefor.

Accordingly, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including the preliminary statement hereto) shall have the meanings assigned thereto in the Credit Agreement. The provisions of Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows, effective as of the Amendment Effective Date (as defined below):

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“Amendment No. 3 Effective Date” shall mean August 12, 2013.

“Extended OID” shall have the meaning assigned to such term in Section 2.27.

“New Term Loan” shall mean any Pari Passu Debt in the form of term loans secured by Liens on the Collateral having the same priority as the Liens securing the Extended Term Loans (but excluding, for the avoidance of doubt, any Incremental Term Loans), made to Parent or any of its subsidiaries, the proceeds of which will be used to finance, in whole or in part, one or more Permitted Acquisitions.

“New Loan Margin” shall have the meaning assigned to such term in Section 2.27.

“New Term Loan OID” shall have the meaning assigned to such term in Section 2.27.

“New Term Loan Yield Differential” shall have the meaning assigned to such term in Section 2.27.

“Reference Margin” shall have the meaning assigned to such term in Section 2.27.

(b) Clause (a) of the first paragraph of the definition of the term “Applicable Percentage” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“ (a) with respect to any Eurodollar Non-Extended Term Loan, ABR Non-Extended Term Loan, Eurodollar Extended Term Loan or ABR Extended Term Loan, the applicable percentage set forth below under the caption “Eurodollar Spread—Non-Extended Term Loans”, “ABR Spread—Non-Extended Term Loans”, “Eurodollar Spread—Extended Term Loans” or “ABR Spread—Extended Term Loans”, as the case may be, in each case based upon the Secured Leverage Ratio and the Total Leverage Ratio, in each case as of the relevant date of determination, and”.

(c) The first table in the definition of the term “Applicable Percentage” set forth in Section 1.01 of the Credit Agreement is hereby replaced in its entirety with the following table:

Secured Leverage Ratio and Leverage Ratio	Eurodollar Spread—Non- Extended Term Loans	ABR Spread—Non- Extended Term Loans	Eurodollar Spread— Extended Term Loans	ABR Spread— Extended Term Loans

Category 1 Secured Leverage Ratio: > 3.50 to 1.00 and Leverage Ratio: > 5.50 to 1.00	3.00%	2.00%	4.25%	3.25%

Category 2 Secured Leverage Ratio: ≤ 3.50 to 1.00 and Leverage Ratio: > 5.50 to 1.00	2.75%	1.75%	4.00%	3.00%

Category 3 Secured Leverage Ratio: > 3.50 to 1.00 and Leverage Ratio: ≤ 5.50 to 1.00	2.50%	1.50%	3.75%	2.75%
Category 4 Secured Leverage Ratio ≤ 3.50 to 1.00 and Leverage Ratio: ≤ 5.50 to 1.00	2.25%	1.25%	3.50%	2.50%

(d) Article II of the Credit Agreement is hereby amended by inserting the following in its entirety as a new Section 2.27.

“SECTION 2.27. Extended Term Loan Pricing Protection. From and after the Amendment No. 3 Effective Date, if the initial yield on any New Term Loans incurred on or after such date (as determined by the Administrative Agent and to be equal to the sum of (x) the margin above the adjusted LIBO or eurocurrency rate on such New Term Loans (the “New Loan Margin”) (which shall be increased by the amount that any “LIBOR floor” applicable to such New Term Loans on the date such New Term Loans are made would exceed the adjusted LIBO or eurocurrency rate that would be in effect for a three-month Interest Period commencing on such date) and (y) if such New Term Loans are initially made at a discount or the lenders making the same (as opposed to the arrangers, if any, thereof) receive a fee directly or indirectly from Parent, the Borrower or any subsidiary of Parent for doing so (the amount of such discount or fee, expressed as a percentage of the New Term Loans, being referred to herein as “New Term Loan OID”), the amount of such New Term Loan OID divided by the lesser of (A) the average life to maturity of such New Term Loans and (B) four) exceeds by more than 50 basis points the sum of (1) the margin applicable to the Eurodollar Extended Term Loans (which margin shall be the sum of the Applicable Percentage for Eurodollar Extended Term Loans (determined, solely for the purposes of this Section 2.27, by reference to the Secured Leverage Ratio and the Total Leverage Ratio calculated on a pro forma basis after giving effect to the Permitted Acquisition to which such New Term Loans relate and any Indebtedness incurred or expected to be incurred in connection therewith) (such margin, the “Reference Margin”) increased by the amount that any “LIBOR floor” applicable to such Eurodollar Extended Term Loans on such date would exceed the Adjusted LIBO Rate that would be in effect for a three-month Interest Period commencing on such date) plus (2) if such Extended Term Loans were initially made at a discount or the Lenders making the same (as opposed to the arranger, if any, thereof) received a fee directly or indirectly from Parent, the Borrower or any Subsidiary for doing so (the amount of such discount or fee, expressed as a percentage of the Extended Term Loans and calculated on a weighted average basis, being referred to herein as “Extended OID”), the amount of such Extended OID divided by four (such excess above 50 basis points being referred to herein as the “New Term Loan Yield Differential”) then (i) the Applicable Percentage then in effect for such Extended Term Loans shall automatically be increased to the Reference Margin plus the applicable New Term Loan Yield Differential (or, in the case of that portion, if any, of the New Term Loan Yield Differential resulting from the “LIBOR floor” applicable to such New Term Loans being greater than that applicable to such Extended Term Loans on the date such New Term Loans are made, by first increasing or (if no “LIBOR floor” is applicable to such Extended Term Loans at such time) by adding a “LIBOR floor” with respect to such portion of the New Term Loan Yield Differential), (ii) each interest rate margin with respect to the Extended Term Loans set forth in the first table in the definition of Applicable Percentage shall be increased by the New Term Loan Yield Differential (or, in the case of that portion, if any, of the New Term Loan Yield Differential resulting from the “LIBOR floor” applicable to such New Term Loans being greater than that applicable to such Extended Term Loans on the date such New Term Loans are made, by first increasing or (if no “LIBOR floor” is applicable to such Extended Term Loans at such time) by adding a “LIBOR floor” with respect to such portion of the New Term Loan Yield Differential) and (iii) the Applicable Percentage for the Extended Term Loans will thereafter be determined in accordance with the definition of Applicable Percentage as so amended and by reference to the Secured Leverage Ratio and the Leverage Ratio; provided that in the event that the Applicable Percentage with respect to the Extended Term Loans would be subject to any decrease as a result of any change in the Secured Leverage Ratio or the Leverage Ratio, as the case may be, the amount of any such decrease in the Applicable Percentage with respect to the Extended Term Loans shall not exceed the amount of any corresponding decrease, if any, in the New Loan Margin as a result of such changes in the Secured Leverage Ratio and the Leverage Ratio, as the case may be, in each case effective upon the incurrence of such New Term Loans (it being understood, for the avoidance of doubt, that the Applicable Percentage with respect to all Term Loans other than the Extended Term Loans shall continue to be determined as provided in the definition of Applicable Percentage without giving effect to any changes set forth in this Section 2.27).”

(e) The definition of the term “Secured Leverage Ratio Condition” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “3.75 to 1.0.” therein with “4.00 to 1.0.”

(f) Section 6.13 (Maximum Leverage Ratio) of the Credit Agreement is hereby amended as follows:

                (i) by replacing the ratio “5.50 to 1.00” which corresponds to the period labeled “October 1, 2011 through December 31, 2014” with “6.25 to 1.00”;

                (ii) by inserting a new row immediately above the last row of the table therein, which row shall set forth a period labeled “January 1, 2015 through December 31, 2015” and a corresponding ratio of “6.00 to 1.00”; and

                (iii) by replacing the ratio “5.25 to 1.00” which corresponds to the period labeled “Thereafter” with “5.75 to 1.00”.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Parent, the Borrower and each Subsidiary Guarantor hereby represents and warrants to each of the Lenders, the Administrative Agent, the Issuing Banks and the Collateral Agent that, after giving effect to this Amendment:

(a) The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.

(b) No Default or Event of Default has occurred and is continuing.

(c) None of the Security Documents in effect on the Amendment Effective Date will be rendered invalid, non-binding or unenforceable against any Loan Party as a result of this Amendment. The Guarantees created under such Security Documents will continue to guarantee the Obligations to the same extent as they guaranteed the Obligations immediately prior to the Amendment Effective Date. The Liens created under such Security Documents will continue to secure the Obligations, and will continue to be perfected, in each case, to the same extent as they secured the Obligations or were perfected immediately prior to the Amendment Effective Date.

SECTION 4. Effectiveness. This Amendment shall become effective on and as of the date on which each of the following conditions precedent is satisfied (such date, the “Amendment Effective Date”):

(a) The Administrative Agent shall have received duly executed and delivered counterparts of this Amendment that, when taken together, bear the signatures of Parent, the Borrower, each Subsidiary Guarantor and the Required Lenders.

(b) The Administrative Agent shall have received payment from the Borrower, for the account of each Lender that shall have unconditionally and irrevocably delivered to the Administrative Agent (or its counsel) its executed signature page to this Amendment at or prior to 12:00 noon, New York City time, on August 9, 2013 (each, a “Consenting Lender”), an amendment fee in an amount equal to 0.25% of the aggregate outstanding principal amount of such Consenting Lender’s Term Loans and the aggregate amount of such Consenting Lender’s Revolving Credit Commitments (whether drawn or undrawn), as the case may be, in each case as of the Amendment Effective Date. Such fees shall be payable in immediately available funds and, once paid, shall not be refundable in whole or in part.

(c) The Administrative Agent shall have received all other fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower in connection with the transactions contemplated hereby or under any other Loan Document.

The Administrative Agent shall notify Parent, the Borrower and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.

SECTION 5. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or any other Secured Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

(b) From and after the Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified by this Amendment.

(c) This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Reaffirmation. Each of Parent, the Borrower and each of the Subsidiary Guarantors identified on the signature pages hereto (collectively, Parent, the Borrower and such Subsidiary Guarantors, the “Reaffirming Loan Parties”) hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby. Each Reaffirming Loan Party hereby consents to this Amendment and the transactions contemplated hereby, and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties.

SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with the Loan Documents (including the preparation of this Amendment), including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

SECTION 8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission (e.g., “pdf”) of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment, and, once delivered, may not be withdrawn or revoked unless the Amendment fails to become effective in accordance with its terms on or prior to September 30, 2013.

SECTION 9. No Novation. This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of the Borrower under the Credit Agreement or any Loan Party under any other Loan Document from any of its obligations and liabilities thereunder. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby or thereby in connection herewith or therewith.

SECTION 10. Governing Law. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 11. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

CHS/COMMUNITY HEALTH SYSTEMS, INC.,

By:	/s/ W. Larry Cash
Name:	W. Larry Cash
Title:	Executive Vice President and Chief Financial Officer

COMMUNITY HEALTH SYSTEMS, INC.,

By:	/s/ W. Larry Cash
Name:	W. Larry Cash
Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent, Collateral Agent, Swingline Lender and an Issuing Bank,

by	/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

by	/s/ Rahul Parmar
Name: Rahul Parmar
Title: Associate

[Signature Page to Amendment No. 3 to

Credit Agreement of CHS/Community Health Systems, Inc.]

WELLS FARGO BANK, N.A., individually and as an Issuing Bank,

by	/s/ Andrea S. Chen
Name: Andrea S. Chen
Title: Director

[Signature Page to Amendment No. 3 to

Credit Agreement of CHS/Community Health Systems, Inc.]

Abilene Hospital LLC

Abilene Merger LLC

Affinity Health Systems, LLC

Affinity Hospital, LLC

Anna Hospital Corporation

Berwick Hospital Company, LLC

Big Bend Hospital Corporation

Big Spring Hospital Corporation

Birmingham Holdings II, LLC

Birmingham Holdings, LLC

Blue Island Hospital Company, LLC

Blue Island Illinois Holdings, LLC

Bluefield Holdings, LLC

Bluefield Hospital Company, LLC

Bluffton Health System, LLC

Brownsville Hospital Corporation

Brownwood Medical Center, LLC

Bullhead City Hospital Corporation

Bullhead City Hospital Investment Corporation

Carlsbad Medical Center, LLC

Centre Hospital Corporation

CHHS Holdings, LLC

CHS Kentucky Holdings, LLC

CHS Pennsylvania Holdings, LLC

CHS Virginia Holdings, LLC

CHS Washington Holdings, LLC

Clarksville Holdings, LLC

Cleveland Hospital Corporation

Cleveland Tennessee Hospital Company, LLC

Clinton Hospital Corporation

Coatesville Hospital Corporation

College Station Medical Center, LLC

College Station Merger, LLC

Community GP Corp.

Community Health Investment Company, LLC

Community LP Corp.

by	/s/ James W. Doucette
Name: James W. Doucette
Title: Vice President and Treasurer

[Signature Page to Amendment No. 3 to

Credit Agreement of CHS/Community Health Systems, Inc.]

CP Hospital GP, LLC

CPLP, LLC

Crestwood Hospital LP, LLC

Crestwood Hospital, LLC

CSMC, LLC

CSRA Holdings, LLC

Deaconess Holdings, LLC

Deaconess Hospital Holdings, LLC

Deming Hospital Corporation

Desert Hospital Holdings, LLC

Detar Hospital, LLC

DHFW Holdings, LLC

DHSC, LLC

Dukes Health System, LLC

Dyersburg Hospital Corporation

Emporia Hospital Corporation

Evanston Hospital Corporation

Fallbrook Hospital Corporation

Foley Hospital Corporation

Forrest City Arkansas Hospital Company, LLC

Forrest City Hospital Corporation

Fort Payne Hospital Corporation

Frankfort Health Partner, Inc.

Franklin Hospital Corporation

Gadsden Regional Medical Center, LLC

Galesburg Hospital Corporation

Granbury Hospital Corporation

Granite City Hospital Corporation

Granite City Illinois Hospital Company, LLC

Greenville Hospital Corporation

GRMC Holdings, LLC

Hallmark Healthcare Company, LLC

Hobbs Medco, LLC

Hospital of Barstow, Inc.

Hospital of Fulton, Inc.

Hospital of Louisa, Inc.

Hospital of Morristown, Inc.

By:	/s/ James W. Doucette
Name:	James W. Doucette
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 3 to

Credit Agreement of CHS/Community Health Systems, Inc.]

Jackson Hospital Corporation

Jackson Hospital Corporation

Jourdanton Hospital Corporation

Kay County Hospital Corporation

Kay County Oklahoma Hospital Company, LLC

Kirksville Hospital Company, LLC

Lakeway Hospital Corporation

Lancaster Hospital Corporation

Las Cruces Medical Center, LLC

Lea Regional Hospital, LLC

Lexington Hospital Corporation

Longview Clinic Operations Company, LLC

Longview Merger, LLC

LRH, LLC

Lutheran Health Network of Indiana, LLC

Marion Hospital Corporation

Martin Hospital Corporation

Massillon Health Community System, LLC

Massillon Health System, LLC

Massillon Holdings, LLC

McKenzie Tennessee Hospital Company, LLC

McNairy Hospital Corporation

MCSA, L.L.C.

Medical Center of Brownwood, LLC

Merger Legacy Holdings, LLC

MMC of Nevada, LLC

Moberly Hospital Company, LLC

MWMC Holdings, LLC

Naticoke Hospital Company, LLC

National Healthcare of Leesville, Inc.

National Healthcare of Mt. Vernon, Inc.

National Healthcare of Newport, Inc.

Navarro Regional, LLC

NC-DSH, LLC

By:	/s/ James W. Doucette
Name:	James W. Doucette
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 3 to

Credit Agreement of CHS/Community Health Systems, Inc.]

Northampton Hospital Company, LLC

Northwest Arkansas Hospitals, LLC

Northwest Hospital, LLC

NOV Holdings, LLC

NRH, LLC

Oak Hill Hospital Corporation

Oro Valley Hospital, LLC

Palmer-Wasilla Health System, LLC

Payson Hospital Corporation

Peckville Hospital Company, LLC

Pennsylvania Hospital Company, LLC

Phillips Hospital Corporation

Phoenixville Hospital Company, LLC

Pottstown Hospital Company, LLC

QHG Georgia Holdings II, LLC

QHG Georgia Holdings, Inc.

QHG of Bluffton Company, LLC

QHG of Clinton County, Inc.

QHG of Enterprise, Inc.

QHG of Forrest County, Inc.

QHG of Fort Wayne Company, LLC

QHG of Hattiesburg, Inc.

QHG of Massillon, Inc.

QHG of South Carolina, Inc.

QHG of Spartanburg, Inc.

QHG of Springdale, Inc.

QHG of Warsaw Company, LLC

Quorum Health Resources, LLC

Red Bud Hospital Corporation

Red Bud Illinois Hospital Company, LLC

Regional Hospital of Longview, LLC

River Region Medical Corporation

Roswell Hospital Corporation

Ruston Hospital Corporation

Ruston Louisiana Hospital Company, LLC

SACMC, LLC

Salem Hospital Corporation

San Angelo Community Medical Center, LLC

By:	/s/ James W. Doucette
Name:	James W. Doucette
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 3 to

Credit Agreement of CHS/Community Health Systems, Inc.]

San Angelo Medical, LLC

San Miguel Hospital Corporation

Scranton Holdings, LLC

Scranton Hospital Company, LLC

Scranton Quincy Holdings, LLC

Scranton Quincy Hospital Company, LLC

Shelbyville Hospital Corporation

Siloam Springs Arkansas Hospital Company, LLC

Siloam Springs Holdings, LLC

Southern Texas Medical Center, LLC

Spokane Valley Washington Hospital Company, LLC

Spokane Washington Hospital Company, LLC

Tennyson Holdings, LLC

Tomball Texas Holdings, LLC

Tomball Texas Hospital Company, LLC

Tooele Hospital Corporation

Triad Health Care Corporation

Triad Holdings III, LLC

Triad Holdings IV, LLC

Triad Holdings V, LLC

Triad Nevada Holdings, LLC

Triad of Alabama, LLC

Triad of Oregon, LLC

Triad-ARMC, LLC

Triad-El Dorado, Inc.

Triad-Navarro Regional Hospital Subsidiary, LLC

Tunhannock Hospital Company, LLC

VHC Medical, LLC

Vicksburg Healthcare, LLC

Victoria Hospital, LLC

Virginia Hospital Company, LLC

Warren Ohio Hospital Company, LLC

Warren Ohio Rehab Hospital Company, LLC

By:	/s/ James W. Doucette
Name:	James W. Doucette
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 3 to

Credit Agreement of CHS/Community Health Systems, Inc.]

Watsonville Hospital Corporation

Waukegan Hospital Corporation

Waukegan Illinois Hospital Company, LLC

Weatherford Hospital Corporation

Weatherford Texas Hospital Company, LLC

Webb Hospital Corporation

Webb Hospital Holdings, LLC

Wesley Health System, LLC

West Grove Hospital Company, LLC

WHMC, LLC

Wilkes-Barre Behavioral Hospital Company, LLC

Wilkes-Barre Holdings, LLC

Wilkes-Barre Hospital Company, LLC

Williamston Hospital Corporation

Women & Children’s Hospital, LLC

Woodland Heights Medical Center, LLC

Woodward Health System, LLC

York Pennsylvania Holdings, LLC

York Pennsylvania Hospital Company, LLC

Youngstown Ohio Hospital Company, LLC

By:	/s/ James W. Doucette
Name:	James W. Doucette
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 3 to

Credit Agreement of CHS/Community Health Systems, Inc.]

Brownwood Hospital, L.P.

By: Brownwood Medical Center, LLC

Its: General Partner

By:	/s/ James W. Doucette
Name:	James W. Doucette
Title:	Vice President and Treasurer

College Station Hospital, L.P.

By: College Station Medical Center, LLC

Its: General Partner

By:	/s/ James W. Doucette
Name:	James W. Doucette
Title:	Vice President and Treasurer

Longview Medical Center, L.P.

By: Regional Hospital of Longview, LLC

Its: General Partner

By:	/s/ James W. Doucette
Name:	James W. Doucette
Title:	Vice President and Treasurer

Navarro Hospital, L.P.

By: Navarro Regional, LLC

Its: General Partner

By:	/s/ James W. Doucette
Name:	James W. Doucette
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 3 to

Credit Agreement of CHS/Community Health Systems, Inc.]

QHG Georgia, LP

By: QHG Georgia Holdings II, LLC

Its: General Partner

By:	/s/ James W. Doucette
Name:	James W. Doucette
Title:	Vice President and Treasurer

Victoria of Texas, L.P.

By: Detar Hospital, LLC

Its: General Partner

By:	/s/ James W. Doucette
Name:	James W. Doucette
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 3 to

Credit Agreement of CHS/Community Health Systems, Inc.]

LENDER SIGNATURE PAGE TO

AMENDMENT NO. 3

TO CREDIT AGREEMENT OF

CHS/COMMUNITY HEALTH SYSTEMS, INC.

Name of Lender:

by
Name:
Title:

For any Lender requiring a second signature line:

by
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO

CREDIT AGREEMENT OF CHS/COMMUNITY HEALTH SYSTEMS, INC.]